Exhibit 99.1

Breitburn Energy Partners LP Announces Pricing of Public Offering

of 14,000,000 Common Units

LOS ANGELES, October 7, 2014 — Breitburn Energy Partners LP (NASDAQ:BBEP) announced today the pricing of its public offering of 14,000,000 common units representing limited partner interests in Breitburn (Common Units) at a price to the public of $18.64 per Common Unit. Breitburn has granted to the underwriters a 30-day option to purchase up to an additional 2,100,000 Common Units to cover over-allotments. The Common Units offering is expected to close on October 10, 2014, subject to customary closing conditions.

Breitburn expects to receive net proceeds of approximately $251.6 million (or approximately $289.4 million if the underwriters exercise in full their option to purchase an additional 2,100,000 Common Units to cover over-allotments) from the offering and intends to use the net proceeds to reduce outstanding borrowings under its bank credit facility.

BofA Merrill Lynch, Barclays, Citigroup, Morgan Stanley, RBC Capital Markets, UBS Investment Bank, Wells Fargo Securities, Credit Suisse and J.P. Morgan are acting as joint book-running managers of the Common Units offering. A copy of the prospectus supplement and accompanying base prospectus relating to the Common Units offering may be obtained from:

BofA Merrill Lynch

Attn: Prospectus Department

222 Broadway

New York, New York 10038

dg.prospectus_requests@baml.com

Barclays

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Phone: (888) 603-5847

barclaysprospectus@broadridge.com

Citigroup

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Phone: (800) 831-9146

prospectus@citi.com

Morgan Stanley

Attn: Prospectus Department

180 Varick Street, 2nd Floor

New York, New York 10014

RBC Capital Markets

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281-8098

Attention: Equity Syndicate

Phone: (877) 822-4089

UBS Investment Bank

Attn: Prospectus Dept.

299 Park Avenue

New York, New York 10171

Phone: (888) 827-7275

Wells Fargo Securities

Attn: Equity Syndicate Dept.

375 Park Avenue

New York, New York 10152

Phone: (800) 326-5897

cmclientsupport@wellsfargo.com

Credit Suisse

c/o Prospectus Department

New York, New York 10010

newyork.prospectus@credit-suisse.com

Toll-Free: (800) 221-1037

J.P. Morgan

Attn: Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Phone: (866) 803-9204

An electronic copy of the prospectus supplement and accompanying base prospectus may also be obtained at no charge at the Securities and Exchange Commission’s website at www.sec.gov.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of a prospectus and prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The offering will be made pursuant to an effective shelf registration statement, as amended, which was previously filed by Breitburn with the Securities and Exchange Commission, and a prospectus supplement and accompanying prospectus, which will be filed by Breitburn with the Securities and Exchange Commission.

About Breitburn Energy Partners LP

Breitburn Energy Partners LP is a publicly traded independent oil and gas master limited partnership focused on the acquisition, development and production of oil and gas properties throughout the United States. Breitburn’s producing and non-producing crude oil and natural gas reserves are located in Michigan, Oklahoma, Texas, Wyoming, California, Florida, Indiana and Kentucky.

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Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements relating to Breitburn’s operations that are based on management’s current expectations, estimates and projections about its operations. Words and phrases such as “believe,” “expect,” “future,” “impact,” “intend,” “will be” and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. These include risks relating to Breitburn’s financial performance and results, availability of sufficient cash flow and other sources of liquidity to execute our business plan, prices and demand for natural gas and oil, increases in operating costs, uncertainties inherent in estimating our reserves and production, our ability to replace reserves and efficiently develop our current reserves, political and regulatory developments relating to taxes, derivatives and our oil and gas operations, risks relating to our acquisitions, and the factors set forth under the heading “Risk Factors” incorporated by reference from our Annual Report on Form 10-K filed with the Securities and Exchange Commission, and if applicable, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Breitburn undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Unpredictable or unknown factors not discussed herein also could have material adverse effects on forward-looking statements.

Contacts:

Antonio D’Amico
Vice President, Investor Relations & Government Affairs

or

Jessica Tang

Investor Relations, Manager

(213) 225-0390

BBEP IR

Source: Breitburn Energy Partners LP

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